CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement
  File No. 33-69882.


                                   Arthur Andersen LLP

  Indianapolis, Indiana
  May 12, 1995




                             EXHIBIT 23
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